Exhibit 10.21

AMENDMENT NO. 2 TO INITIAL PUBLIC OFFERING AND SPLIT-OFF AGREEMENT

This is Amendment No. 2 (“Amendment”), dated November 17, 2003 to be effective for all purposes as of August 16, 2002 (the “Effective Date”), by and among Viacom Inc., a Delaware corporation (“Viacom”), Viacom International Inc., a Delaware corporation and a wholly owned subsidiary of Viacom (“Viacom International”) and Blockbuster Inc., a Delaware corporation (“Blockbuster”), to that certain Initial Public Offering and Split-Off Agreement entered into by and among Viacom, Viacom International and Blockbuster as of August 16, 1999, as previously amended (the “IPO Agreement”).

WHEREAS, the confidentiality provisions contained in Section 4.01 of the IPO Agreement expired by their express terms on August 16, 2002; and

WHEREAS, the parties wish to maintain their respective rights, duties, and obligations with respect to the handling and treatment of their respective Confidential Information for an additional three years; and

WHEREAS, the parties also wish to make certain other amendments.

NOW, THEREFORE, in consideration of the premises set forth above and pursuant to Section 10.07 of the IPO Agreement, the parties hereto agree as follows:

1.	Section 4.01 of the IPO Agreement is hereby amended to delete the word “three” in the third line and replace it with the word “six”.

2.	Section 4.02 of the IPO Agreement is hereby amended (a) to insert “Disclosure of Information (a)” in the first line before the words “Legally Required Disclosure of Confidential Information”, and (b) to change all of the references in the body of Section 4.02(a) from “Section 4.02” to “Section 4.02(a)”.

3.	New paragraph (b) is hereby added to Section 4.02 of the IPO Agreement to read in full as follows:

“(b) Disclosure of Tax Treatment and Tax Structure. Notwithstanding anything in this Agreement to the contrary, except as necessary to comply with applicable securities laws, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may (i) consult any tax advisor regarding the U.S. federal income tax treatment and tax structure of any possible transaction between or among, or otherwise involving, any of the parties hereto (the “Transaction”) and (ii) disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided, however, that clause (ii) shall not apply until the earliest of (x) the date of the public announcement of discussions relating to the Transaction, (y) the date of the public announcement of the Transaction, and (z) the date of the execution of an agreement (with or without conditions) to enter into the Transaction. For this purpose, “tax structure” is limited to any facts relevant to the U.S. federal tax treatment of the Transaction and does not include information relating to the identities of the parties to this Agreement. The preceding two sentences are intended to cause any Transaction contemplated by this Agreement to be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Code, and must be construed in a manner consistent with such purpose.”

4.	A new definition is hereby added to Section 1.01 of the IPO Agreement in appropriate alphabetical order to read in full as follows:

““Transaction” has the meaning ascribed thereto in Section 4.02 (b)”

5.	This Amendment shall be deemed effective for all purposes as of the Effective Date.

6.	Except as expressly provided in this Amendment, the IPO Agreement shall not be deemed amended, modified or altered in any manner whatsoever.

7.	Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the IPO Agreement.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to the Initial Public Offering and Split-Off Agreement to be duly executed and delivered as of the date first written above, to be effective for all purposes as of the Effective Date.

VIACOM INC.

By:	/s/ MICHAEL D. FRICKLAS

Name: Title:

VIACOM INTERNATIONAL INC.

By:	/s/ MICHAEL D. FRICKLAS

Name: Title:

BLOCKBUSTER INC.

By:	/s/ EDWARD B. STEAD

	Name: Title:	Edward B. Stead Executive Vice President and General Counsel

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